SUPPLEMENTAL AGREEMENT NO. 4

to

Purchase Agreement No. 3729

between

THE BOEING COMPANY

and

SOUTHWEST AIRLINES CO.

Relating to Boeing Model 737-8 and 737-7 Aircraft

THIS SUPPLEMENTAL AGREEMENT No. 4 (SA-4), entered into as of December 21, 2015, is made between THE BOEING COMPANY, a Delaware corporation (Boeing), and SOUTHWEST AIRLINES CO., a Texas corporation (Customer).

RECITALS:

WHEREAS, Customer and Boeing entered into Purchase Agreement Number PA-03729 dated December 13, 2011, as amended and supplemented, (Purchase Agreement) relating to the purchase and sale of Boeing Mode 737-8 (737-8 Aircraft) and Model 737-7 aircraft (737-7 Aircraft); collectively the “Aircraft”. This Supplemental Agreement No. 4 is an amendment to and is incorporated into the Purchase Agreement. Capitalized terms used herein but not otherwise defined shall have the meaning set forth in the Purchase Agreement.

WHEREAS, Boeing has agreed to modify certain business considerations applicable to the firm Block A Aircraft, Block B Aircraft and Block C Aircraft identified in Table 1A of the Purchase Agreement.

WHEREAS, the parties desire to amend the Purchase Agreement as hereinafter set forth to make certain other changes;

NOW, THEREFORE, the parties agree that the Purchase Agreement is amended as set forth below and otherwise agree as follows:
***Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

SWA-PA-03729	1	SA-4
BOEING PROPRIETARY

1.	TABLE OF CONTENTS.

The Table of Contents of the Purchase Agreement is deleted in its entirety and replaced with a new Table of Contents (attached), which lists Exhibits and Letter Agreements revised by this Supplemental Agreement No. 4 and identified by “SA-4”. Such revised Table of Contents is incorporated into the Purchase Agreement by this reference.

2.	Letter Agreements.

2.1    Letter Agreement SWA-PA-03729-LA-1106472R1, ***, no longer applies, is deleted in its entirety and removed from the Purchase Agreement.

2.2    Letter Agreement SWA-PA-03729-LA-1301168, ***, is deleted in its entirety and replaced with the attached revised Letter Agreement SWA-PA-03729-LA-1301168R1, ***.

2.3    Letter Agreement SWA-PA-01810/03729-LA-1301169, ***, no longer applies, is deleted in its entirety and removed from the Purchase Agreement.

The Purchase Agreement is deemed to be supplemented to the extent herein provided and as so supplemented will continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY	SOUTHWEST AIRLINES CO.

By: /s/ Jon W. Lewis	By: /s/ Michael Van de Ven

Its: Attorney-In-Fact	Its: EVP & COO

SWA-PA-03729	2	SA-4
BOEING PROPRIETARY

PURCHASE AGREEMENT NUMBER PA-03729
between
THE BOEING COMPANY
and
Southwest Airlines Co.
Relating to Boeing Model 737-8 and 737-7 Aircraft

SWA-PA-03729 ***		SA-4
	BOEING PROPRIETARY	Page 1

TABLE OF CONTENTS
ARTICLES	TITLES

Article 1	Quantity, Model and Description	SA-2

Article 2	Delivery Schedule

Article 3	Price

Article 4	Payment	SA-2

Article 5	Additional Terms

TABLE	TITLE

1A	737-8 Aircraft Information Table	SA-3

1B	737-7 Aircraft Information Table	SA-2

EXHIBIT

A1	737-8 Aircraft Configuration	SA-2

A2	737-7 Aircraft Configuration	SA-2

B*	Aircraft Delivery Requirements and Responsibilities

SUPPLEMENTAL EXHIBITS	TITLES

AE1*	Escalation Adjustment/Airframe and Optional Features

BFE1*	BFE Variables

CS1	Customer Support Variables

CS1-7MAX	Customer Support Variables	SA-2

EE1*	Engine Escalation/Engine Warranty and Patent Indemnity

SLP1*	Service Life Policy Components

LETTER AGREEMENTS	TITLES

SWA-PA-03729-LA-1106463R1	Open Matters	SA-2

SWA-PA-03729-LA-1106464*	***

SWA-PA-03729	SA-4

BOEING PROPRIETARY

LETTER AGREEMENTS	TITLES

SWA-PA-03729-LA-1106465*	***

SWA-PA-03729-LA-1106466	***

SWA-PA-03729-LA-1106467	***

SWA-PA-03729-LA-1106468*	***

SWA-PA-03729-LA-1106469R1	***	SA-2

SWA-PA-03729-LA-1106470R1	***	SA-2

SWA-PA-03729-LA-1106471R1	Substitute Aircraft	SA-2

SWA-PA-03729-LA-1106473	***

SWA-PA-03729-LA-1106474	Option Aircraft
	Attachment 1	SA-3

SWA-PA-03729-LA-1106475	***

SWA-PA-03729-LA-1106476*	***

SWA-PA-03729-LA-1106477*	***

SWA-PA-03729-LA-1106478	***

SWA-PA-03729-LA-1106479R1	***	SA-2

SWA-PA-03729-LA-1106480R1	***	SA-2

SWA-PA-03729-LA-1106481R2	***	SA-2

SWA-PA-03729-LA-1106482*	***

SWA-PA-03729-LA-1106483*	***

SWA-PA-03729-LA-1106484*	***
	Attachment A	SA-2
	Attachment B	SA-2

SWA-PA-03729-LA-1106485*	***

SWA-PA-03729-LA-1209080	***	SA-1

SWA-PA-03729-LA-1210419	***	SA-1

SWA-PA-03729	SA-4

BOEING PROPRIETARY

LETTER AGREEMENTS	TITLES

SWA-PA-03729-LA-1300943	***	SA-2

SWA-PA-03729-LA-1301168R2	***	SA-4

SWA-PA-03729-LA-1301170	***	SA-2

* Denotes revision to Page 1 or Page 2 only to reference 737-7 (SA-2)

SWA-PA-03729	SA-4

BOEING PROPRIETARY

INACTIVE / DELETED TABLES, EXHIBITS, AND LETTER AGREEMENTS

RESTRICTED LETTER AGREEMENTS

Letter Agreement	Title	Last Updated under SA	Current Status
SWA-PA-03729-LA-1106472R1	***	SA-2	Deleted under SA-4
SWA-PA-01810/03729-LA-1301169	***	SA-2	Deleted under SA-4

SWA-PA-03729	SA-4

BOEING PROPRIETARY

The Boeing Company
P.O. Box 3707
Seattle, WA 98124‑2207

SWA-PA-03729-LA-1301168R2

Southwest Airlines Co.
2702 Love Field Drive
P.O. Box 36611
Dallas, Texas 75235

Subject:	***

Reference:	Purchase Agreement No. 3729 (Purchase Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Customer) relating to Model 737-7 and 737-8 aircraft

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

***

1.	***

SA-4

BOEING PROPRIETARY

SWA-PA-03729-LA-1301168R2	SA-4
***	Page 2
BOEING PROPRIETARY

2.    Assignment.
*** described in this Letter Agreement are provided *** in consideration of Customer’s taking title to the applicable Firm Aircraft at time of delivery and becoming the operator of the applicable Firm Aircraft. Under no circumstances will Customer be permitted to assign the business terms set forth herein.
3.    Confidentiality.
Customer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential and has value precisely because it is not available generally to other parties.  Customer agrees to limit the disclosure of the contents of this Letter Agreement to (a) its directors and officers, (b) employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this paragraph) without the prior written consent of Boeing and (c) any auditors and attorneys of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this paragraph, or are otherwise bound by a confidentiality obligation. Disclosure to other parties is not permitted without Boeing’s consent except as may be required by applicable law or governmental regulations. Customer shall be fully responsible to Boeing for compliance with such obligations.

Very truly yours,

THE BOEING COMPANY

By	/s/ Jon W. Lewis

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	December 21, 2015

SOUTHWEST AIRLINES CO.

By	/s/ Michael Van de Ven

Its	EVP & COO

SWA-PA-03729-LA-1301168R2	SA-4
***	Page 3
BOEING PROPRIETARY